Exhibit 99.1

OceanFirst Financial Corp.

John R. Garbarino, Chairman, President & CEO

SANDLER O’NEILL FINANCIAL SERVICES

CONFERENCE

NOVEMBER 11, 2004

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OceanFirst Financial Corp.

This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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OceanFirst Financial Today

•	Holding company for the 102 year old financial services firm serving the community banking needs of the attractive Central New Jersey Shore growth market between the major metropolitan areas of New York City and Philadelphia

•	$1.9 Billion in Assets – 17 OceanFirst Bank offices within a tightly defined market area

•	Columbia Equities, Ltd. – wholly owned mortgage banking subsidiary headquartered in Westchester County, New York with offices in the greater NYC metropolitan area

•	Transitioning the Bank’s balance sheet to reduce a historical over-reliance on CD funding and residential mortgage portfolio lending

•	Growing revenue and non-interest income through balance sheet expansion, maturation of recent initiatives and continued product line expansion

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Seven Solid Years of Growth

	At December 31
	2003	1997	CAGR
Total Loans	$1,432,927,000	$794,316,000	10.3%
Core Deposits	756,363,000	322,324,000	15.3%

	Year Ended December 31
	2003	1997	CAGR
Earnings Per Share	$1.53	$.59	17.2%
Annual Dividend per Share	.80	.27	19.9%
Return on Equity	14.84%	6.00%	16.3%
Fees and Services Charges	$7,860,000	$1,376,000	33.7%

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Total Shareholder Return

Average annual total shareholder return for the period from 12/31/96 to 12/31/03

Source: OCFC Proxy Statement

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2004 Management Reorganization

•	Completed 2Q ‘04 to rejuvenate retail growth in the consolidating market

•	Organize by function rather than product line – sales and administrative responsibilities separated

•	Chief Sales7 Officer – Vito R. Nardelli

•	Thirty years of retail banking experience with Marine Midland, Chase, First Union, Dime Savings Bank and Trust Company of NJ

•	Chief Administrative Officer – Joseph R. lantosca

•	Over 18 years experience in retail banking and banking systems technology, most recently as National Vice President at BISYS Banking Solutions

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Business Plan 2004 — 2006

•	Focus on de novo branch and core account development driving asset/revenue growth

•	Market commercial lending services to local businesses, supplanting less desirable residential mortgage portfolio growth

•	Grow non-interest revenue through the continued development of: mortgage banking opportunities for Columbia Equities Ltd.; Trust and Asset Management services; and an internalized retail alternative investment sales program

•	Deliver all financial services within the Bank’s defined market under the strong sales, service and credit cultures

•	Emphasize the Bank’s unique presence as the largest and oldest financial services institution headquartered in-market

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Retail Branch In-Market Growth

•	17 Branches in tightly defined market provide significant market presence

•	Successful de novo branching and Core Deposit generation

•	From 1996 through 3Q ‘04, 9 branches were opened with an average Core Deposit mix of 81%

•	Additional current branch activity in our growth market

•	Concordia branch enlarged and relocated within existing shopping center (3Q ‘04)

•	New Little Egg Harbor branch scheduled to open (2Q ‘05)

•	Whiting branch to be relocated to a more convenient, prominent location (2Q ‘05)

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The Changing Deposit Mix

December 31, 1997	September 30, 2004

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Loan Portfolio Driving Revenue Growth

•	Residential Lending Market Leader

•	Bank is among the leading residential mortgage originators in Monmouth and Ocean Counties

•	Core Bank originations of $258 million through 3Q ‘04; off of $447 million through 3Q ‘03

•	Projected residential production from Kenilworth, NJ office of $180 million for 2005 essentially replaces 2003 volume shortfall

•	Commercial Lending Growth Continues

•	$100 million in high quality loan commitments in 2003; $79 million through the first nine months of 2004

•	Red Bank, NJ satellite Commercial Loan Production office 4Q ‘04; projected to add $20 million annual production capability

•	Receivables of $298 million at 3Q ‘04; growing to 25% of total 2006 portfolio

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The Changing Loan Portfolio Mix

December 31, 1997	September 30, 2004

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Non-Interest Income Driving Revenue Growth

•	Columbia Equities Ltd., 3Q ‘04 acquisition of a consumer direct lending operation based in Kenilworth, NJ shared core bank office

•	Expected to also increase Columbia’s production capability by $200 million

•	Immediate earnings accretion in fourth quarter 2004

•	Plans to internalize the sale of non-insured alternative investment products currently outsourced to third party provider

•	Non-Interest Income incremental growth of $800,000 by 2006

•	Plans to enter title insurance business through joint venture

•	Leverage the significant first mortgage production capability, forecasting $225,000 in net fee income to the Bank by 2006

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Non-Interest Income as a % of Revenue

December 31, 1997	September 30, 2004

Excluding gain (loss) on sales of securities.

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Capital Management

Successfully delivering on our 1996 IPO Business Plan

•	Historical Recap

•	Repurchase of 15.3 million shares, 56% of shares originally issued

•	Eleventh repurchase program for 10% of outstanding shares announced October 2003

•	100% stock dividend – 5/98; 50% stock dividend – 5/02

•	Quarterly cash dividend increases totaling 200% since the initial dividend in 1997

•	Current attractive yield – 3.3%

•	Wholesale leverage strategy managed to transition from investment securities to loans providing additional net interest income at modest additional interest rate risk

•	Effective leverage of core capital from 20.8% in 1996 to 7.2% in third quarter 2004, without ill conceived acquisitions or geographic market expansion

•	Prospective

•	Capital leveraged appropriately

•	Continued share repurchases and aggressive cash dividend payout ratios

•	Balance sheet expansion driven by commercial loan and core deposit growth

•	Raise Tier 2 capital (Trust Preferred, Subordinated Debt) to support growth

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Building Additional Shareholder Value

•	In the long run, we think the following factors undoubtedly create value for the long term OCFC investor

•	Management Reorganization

•	Organize by function rather than product line

•	Hire of two experienced bankers to fill restructured positions of Chief Sales Officer and Chief Administrative Officer

•	EPS Growth

•	Restore double digit EPS growth for 2005 – 2006 periods

(Historical EPS CAGR of 17.2% since 1997)

•	Prudent capital management

•	Targeting desired capital levels of 6.5% – 7.25%

•	Continued repurchase program and strong cash dividend payout

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Building Additional Shareholder Value (cont’d)

•	Effective risk management

•	Created position of Chief Risk Officer in June 2003 moving to Enterprise-wide Risk Management

•	Net charge-offs amounted to approximately 3 basis points of average net loans from 1999 through 2003

•	Interest Rate Risk controlled in transitional environment

•	Franchise value enhancement

•	Successful community banking and financial services delivery in a most attractive Central Jersey Shore market

•	Columbia Equities initiatives in an opportunity-rich market

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